CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS
- ---------------------------------------------------------


As independent petroleum consultants, we hereby consent to the incorporation of our reports included in this Form 10-K into Snyder Oil Corporation's Registration Statements Nos. 33-35546, 33-48213 and 33-54809.





                           NETHERLAND, SEWELL & ASSOCIATES, INC.



                           By /s/ Frederic D. Sewell
                             --------------------------
                              Frederic D. Sewell
                              President

Dallas, Texas
March 15, 1995